UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23074

Nuveen High Income December 2018 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JHY
Nuveen High Income 2020 Target Term Fund

JHD
Nuveen High Income December 2019 Target Term Fund

JHA
Nuveen High Income December 2018 Target Term Fund

JHB
Nuveen High Income November 2021 Target Term Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen High Income 2020 Target Term Fund (JHY), Nuveen High Income December 2019 Target Term Fund (JHD), Nuveen High Income December 2018 Target Term Fund (JHA), and Nuveen High Income November 2021 Target Term Fund (JHB) are closed-end funds that are advised by Nuveen Fund Advisors, LLC (NFAL) and feature portfolio management by Nuveen Asset Management, LLC (NAM). The Funds’ portfolio managers are John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2017.

Nuveen High Income 2020 Target Term Fund (JHY)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2017. For the six-month reporting period ended June 30, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

High yield spreads continued to tighten throughout the reporting period despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to briefly widen. By the end of the reporting period, however, credit spreads were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets. During the reporting period, high yield spreads in the broader market tightened by roughly 50 basis points to levels not seen since mid-2014, ending the reporting period at 390 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 4.27% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 4.93% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index. Several other factors continued to positively affect the market including a pickup in economic activity around the world, solid corporate earnings, ongoing support from central banks across the globe and an underwhelming supply of bonds in the market. All of these positive factors aside, the high yield market did not experience strong inflows during the reporting period. Investors appeared wary about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil prices, lofty valuations and heightened risks as we head toward the September meetings for the European Central Bank and Federal Reserve.

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio. The Fund was able to outperform the benchmark mainly by avoiding some of the weaker index performers, particularly in the energy industry.

6	NUVEEN

The uptick in global default rates that resulted from the spike in defaults among energy and commodity companies over the past two years has run its course. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8%, and the rating agency is forecasting the global default rate will decline further to 2.5% by December 2017. Tightening high yield spreads and low levels of unemployment are just two factors signaling that the default rate will trend lower over the next twelve months. Other leading indicators of future default pressures have also improved, including strong performance from financial and bank equities and lower overall equity volatility.

The Fund continued to carry below-market exposures to energy and CCC rated debt as set forth at its inception, which helped to mitigate volatility in its NAV during the reporting period. While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We expect to see some degree of call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV moved higher over the course of the reporting period. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

Nuveen High Income December 2019 Target Term Fund (JHD)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2019. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2019, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2020. The Fund also uses leverage.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2017. For the six-month reporting period ended June 30, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

NUVEEN	7

Portfolio Managers’ Comments (continued)

High yield spreads continued to tighten throughout the first half of 2017 despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to briefly widen. By the end of the reporting period, however, credit spreads were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets. During the reporting period, high yield spreads in the broader market tightened by roughly 50 basis points to levels not seen since mid-2014, ending the reporting period at 390 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 4.27% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 4.93% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index. Several other factors continued to positively affect the market including a pickup in economic activity around the world, solid corporate earnings, ongoing support from central banks across the globe and an underwhelming supply of bonds in the market. All of these positive factors aside, the high yield market did not experience strong inflows during the reporting period. Investors appeared wary about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil prices, lofty valuations and heightened risks as we head toward the September meetings for the European Central Bank and Federal Reserve.

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio. The Fund was able to outperform the benchmark mainly by avoiding some of the weaker index performers, particularly in the energy industry.

The uptick in global default rates that resulted from the spike in defaults among energy and commodity companies over the past two years has run its course. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8% for this cycle, and the rating agency is forecasting the global default rate will decline further to 2.5% by December 2017. Tightening high yield spreads and low levels of unemployment are just two factors signaling that the default rate will trend lower over the next twelve months. Other leading indicators of future default pressures have also improved, including strong performance from financial and bank equities and lower overall equity volatility.

The Fund continued to carry below market exposures to energy and CCC rated debt as set forth at its inception, which helped to mitigate volatility in its NAV during the reporting period. While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We expect to see some degree of call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with

8	NUVEEN

longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV moved higher over the course of the reporting period. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

Nuveen High Income December 2018 Target Term Fund (JHA)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2018. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2018, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2019. The Fund also uses leverage.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2017. For the six-month reporting period ended June 30, 2017, the Fund underperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

High yield spreads continued to tighten throughout the reporting period despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to briefly widen. By the end of the reporting period, however, credit spreads were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets. During the reporting period, high yield spreads in the broader market tightened by roughly 50 basis points to levels not seen since mid-2014, ending the reporting period at 390 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 4.27% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 4.93% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index. Several other factors continued to positively affect the market including a pickup in economic activity around the world, solid corporate earnings, ongoing support from central banks across the globe and an underwhelming supply of bonds in the market. All of these positive factors aside, the high yield market did not experience strong inflows during the reporting period. Investors appeared wary about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil prices, lofty valuations and heightened risks as we head toward the September meetings for the European Central Bank and Federal Reserve.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. While the Fund marginally underperformed the benchmark due to its modest overweight exposure to some underperforming credits, by and large the Fund continued to see little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio.

The uptick in global default rates that resulted from the spike in defaults among energy and commodity companies over the past two years has run its course. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8% for this cycle, and the rating agency is forecasting the global default rate will decline further to 2.5% by December 2017. Tightening high yield spreads and low levels of unemployment are just two factors signaling that the default rate will trend lower over the next twelve months. Other leading indicators of future default pressures have also improved, including strong performance from financial and bank equities and lower overall equity volatility.

The Fund continued to carry below-market exposures to energy and CCC rated debt as set forth at its inception, which helped to mitigate volatility in its NAV during the reporting period. While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. Of course, we expect to see some degree of call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV moved higher over the course of the reporting period. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

Nuveen High Income November 2021 Target Term Fund (JHB)

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2021. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of

10	NUVEEN

its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2022. The Fund also uses leverage.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month and since inception periods ended June 30, 2017. For the six-month reporting period ended June 30, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

High yield spreads continued to tighten throughout the reporting period despite a brief correction in March when a temporary spike in interest rates, coupled with a slide in oil prices, caused high yield spreads to briefly widen. By the end of the reporting period, however, credit spreads were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets. During the reporting period, high yield spreads in the broader market tightened by roughly 50 basis points to levels not seen since mid-2014, ending the reporting period at 390 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 4.27% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 4.93% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index. Several other factors continued to positively affect the market including a pickup in economic activity around the world, solid corporate earnings, ongoing support from central banks across the globe and an underwhelming supply of bonds in the market. All of these positive factors aside, the high yield market did not experience strong inflows during the reporting period. Investors appeared wary about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil prices, lofty valuations and heightened risks as we head toward the September meetings for the European Central Bank and Federal Reserve.

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed

NUVEEN	11

Portfolio Managers’ Comments (continued)

were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio. The Fund was able to outperform the benchmark mainly by avoiding some of the weaker index performers, particularly in the energy industry.

The uptick in global default rates that resulted from the spike in defaults among energy and commodity companies over the past two years has run its course. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8% for this cycle, and the rating agency is forecasting the global default rate will decline further to 2.5% by December 2017. Tightening high yield spreads and low levels of unemployment are just two factors signaling that the default rate will trend lower over the next twelve months. Other leading indicators of future default pressures have also improved, including strong performance from financial and bank equities and lower overall equity volatility.

The Fund continued to carry below market exposures to energy and CCC rated debt as set forth at its inception, which helped to mitigate volatility in its NAV during the reporting period. While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. Of course, we expect to see some degree of call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV moved higher over the course of the reporting period. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

12	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on the performance in each Fund during this reporting period.

As of June 30, 2017, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHD	JHA	JHB
Effective Leverage*	23.08%	24.41%	23.63%	25.07%
Regulatory Leverage*	23.08%	24.41%	23.63%	25.07%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
JHY	$44,000,000	$—	$—	$44,000,000	$44,000,000	$—	$—	$44,000,000
JHD	$90,000,000	$—	$—	$90,000,000	$90,000,000	$—	$—	$90,000,000
JHA	$92,000,000	$—	$—	$92,000,000	$92,000,000	$—	$40,500,000	$51,500,000
JHB	$190,000,000	$—	$—	$190,000,000	$190,000,000	$—	$—	$190,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	13

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Funds’ distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	JHY	JHD	JHA	JHB
January 2017	$0.0555	$0.0505	$0.0505	$0.0500
February	0.0555	0.0505	0.0450	0.0500
March	0.0555	0.0505	0.0450	0.0500
April	0.0555	0.0505	0.0450	0.0500
May	0.0555	0.0505	0.0450	0.0500
June 2017	0.0490	0.0505	0.0400	0.0500
Total Distributions from Net Investment Income	$0.3265	$0.3030	$0.2705	$0.3000

Current Distribution Rate*	5.83%	5.93%	4.77%	5.93%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2017, all the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

EQUITY SHELF PROGRAM

During the previous reporting period, JHY filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program (“Shelf Offering”), which became effective during the current reporting period. Under this program JHY, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. Under the Shelf Offering, the Fund was authorized to issue additional shares as shown in the accompanying table.

JHY
Additional authorized shares	3,400,000

14	NUVEEN

During the current reporting period, JHY sold shares through its Shelf Offering at a weighted average premium to its NAV per share as shown in the accompanying table.

JHY
Shares sold through Shelf Offering	1,054,058
Weighted average premium to NAV per share sold	2.55%

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized JHY, JHD and JHA and authorized JHB to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JHY	JHD	JHA
Shares cumulatively repurchased and retired	—	—	—
Shares authorized for repurchase	1,370,000	2,705,000	2,930,000

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Funds’ share prices were trading at premium/(discount) to their share NAVs as shown in the accompanying table.

	JHY	JHD	JHA	JHB
NAV	$9.93	$10.30	$10.13	$10.16
Share price	$10.09	$10.22	$10.06	$10.11
Premium/(Discount) to NAV	1.61%	(0.78)%	(0.69)%	(0.49)%
6-month average premium/(discount) to NAV	2.95%	(0.41)%	0.15%	(0.16)%

JHY, JHD, JHA and JHB each have an investment objective to return $9.85, $9.86, $9.86 and $9.85, respectively (the original net asset value following each Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Funds will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

Each Fund’s ability to return Original NAV to common shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques. Each Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of each Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of each Fund’s term. In addition, each Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

NUVEEN	15

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen High Income December 2019 Target Term Fund (JHD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHD.

Nuveen High Income December 2018 Target Term Fund (JHA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at nuveen.com/JHA.

Nuveen High Income November 2021 Target Term Fund (JHB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt

16	NUVEEN

Risk Considerations (continued)

securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHB.

NUVEEN	17

JHY

Nuveen High Income 2020 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHY at NAV	5.24%	14.37%	7.81%
JHY at Share Price	2.11%	(0.19)%	7.55%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.27%	11.96%	7.12%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	121.1%
Convertible Bonds	2.3%
Sovereign Debt	1.3%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	3.2%
Net Assets Plus Borrowings	130.0%
Borrowings	(30.0)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	73.9%
Canada	7.6%
Japan	2.6%
Bermuda	2.3%
United Kingdom	2.3%
Luxembourg	2.0%
Brazil	1.7%
Argentina	1.5%
Hong Kong	1.4%
Netherlands	1.1%
Other	3.6%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	11.3%
Diversified Financial Services	6.3%
Metals & Mining	5.6%
Wireless Telecommunication Services	5.3%
Household Durables	4.9%
Independent Power & Renewable Electricity Producers	4.9%
Consumer Finance	4.0%
Media	3.7%
Specialty Retail	3.7%
Machinery	3.7%
Commercial Services & Supplies	3.4%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	2.9%
Hotels, Restaurants & Leisure	2.9%
Airlines	2.5%
Aerospace & Defense	2.2%
Real Estate Management & Development	2.0%
Road & Rail	1.7%
Building Products	1.6%
Industrial Conglomerates	1.4%
Construction & Engineering	1.2%
Other	19.1%
Sovereign Debt	1.0%
Repurchase Agreements	1.6%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	3.6%
BB or Lower	92.9%
N/R (not rated)	3.5%
Total	100%

Top Five Issuers

(% of total investments)

The Hertz Corporation	1.7%
Jefferies Finance LLC Corporation	1.7%
DPL, Inc.	1.5%
Titan International Inc.	1.5%
Clear Channel Worldwide	1.5%

1	Includes 8.9% (as a percentage of total investments) in emerging markets countries.

NUVEEN	19

JHD

Nuveen High Income December 2019 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHD at NAV	4.50%	11.07%	9.43%
JHD at Share Price	4.22%	4.98%	7.36%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.27%	11.96%	12.92%

Since inception returns are from 5/10/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	125.7%
Convertible Bonds	2.7%
Sovereign Debt	1.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	2.0%
Net Assets Plus Borrowings	132.3%
Borrowings	(32.3)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	73.5%
Canada	4.6%
United Kingdom	3.9%
Luxembourg	3.7%
Brazil	3.3%
Japan	1.9%
Germany	1.3%
Hong Kong	1.2%
Ireland	1.1%
Australia	1.1%
Other	4.4%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.5%
Household Durables	6.9%
Independent Power & Renewable Electricity Producers	5.9%
Health Care Providers & Services	5.4%
Metals & Mining	4.7%
Technology Hardware, Storage & Peripherals	4.2%
Diversified Financial Services	4.1%
Wireless Telecommunication Services	3.9%
Media	3.7%
Airlines	3.5%
Equity Real Estate Investment Trusts	3.3%
Hotels, Restaurants & Leisure	3.1%
Consumer Finance	3.0%
Diversified Telecommunication Services	2.8%
Banks	2.7%
Chemicals	2.2%
Commercial Services & Supplies	2.1%
Energy Equipment & Services	1.8%
Health Care Equipment & Supplies	1.8%
Electronic Equipment, Instruments & Components	1.8%
Food Products	1.7%
Specialty Retail	1.7%

Other	19.7%
Sovereign Debt	1.4%
Repurchase Agreements	0.1%
Total	100%

Credit Quality

(% of total long-term investments)

A	0.1%
BBB	15.2%
BB or Lower	82.4%
N/R (not rated)	2.3%
Total	100%

Top Five Issuers

(% of total investments)

Tenet Healthcare Corporation	1.8%
American Airlines Group Inc.	1.6%
CenturyLink Inc.	1.6%
Kindred Healthcare Inc.	1.5%
DPL, Inc.	1.5%

1	Includes 10.0% (as a percentage of total investments) in emerging markets countries.

NUVEEN	21

JHA

Nuveen High Income December 2018 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHA at NAV	3.21%	7.52%	7.27%
JHA at Share Price	2.70%	2.66%	5.89%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.27%	11.96%	9.90%

Since inception returns are from 11/12/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	117.4%
Convertible Bonds	6.2%
Sovereign Debt	3.0%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	2.1%
Net Assets Plus Borrowings	130.9%
Borrowings	(30.9)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	76.9%
Canada	4.5%
United Kingdom	2.6%
Brazil	2.6%
Japan	2.0%
Luxembourg	2.0%
Ireland	1.9%
India	1.7%
Netherlands	1.3%
Germany	1.2%
Other	3.3%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	9.9%
Household Durables	6.2%
Metals & Mining	5.6%
Airlines	4.6%
Equity Real Estate Investment Trusts	4.4%
Consumer Finance	4.3%
Health Care Providers & Services	4.2%
Media	3.6%
Diversified Telecommunication Services	3.6%
Technology Hardware, Storage & Peripherals	3.5%
Automobiles	3.3%
Electronic Equipment, Instruments & Components	3.0%
Independent Power & Renewable Electricity Producers	2.9%
Machinery	2.7%
Health Care Equipment & Supplies	2.6%
Banks	2.0%
Capital Markets	2.0%
Wireless Telecommunication Services	2.0%
Commercial Services & Supplies	1.9%
Energy Equipment & Services	1.9%
Food Products	1.7%
Other	20.0%

Sovereign Debt	2.4%
Repurchase Agreements	1.7%
Total	100%

Credit Quality

(% of total long-term investments)

A	0.4%
BBB	24.5%
BB or Lower	72.0%
N/R (not rated)	3.1%
Total	100%

Top Five Issuers

(% of total investments)

Tenet Healthcare Corporation	2.6%
HCA Inc.	2.0%
Sprint Communications Inc.	2.0%
iStar Inc.	1.9%
Qwest Capital Funding Inc.	1.8%

1	Includes 9.3% (as a percentage of total investments) in emerging markets countries.

NUVEEN	23

JHB

Nuveen High Income November 2021 Target Term Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of June 30, 2017

	Cumulative
	6-Month	Since Inception
JHB at NAV	5.49%	7.87%
JHB at Share Price	5.41%	5.75%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.27%	7.96%

Since inception returns are from 8/23/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	129.1%
Convertible Bonds	0.7%
Sovereign Debt	0.6%
Other Assets Less Liabilities	3.0%
Net Assets Plus Borrowings	133.4%
Borrowings	(33.4)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	74.7%
Canada	5.3%
Luxembourg	5.0%
United Kingdom	3.0%
Netherlands	1.5%
Japan	1.4%
Australia	1.2%
Brazil	1.1%
Mexico	1.0%
Ireland	0.9%
Other	4.9%
Total	100%

Portfolio Composition

(% of total investments)

Metals & Mining	9.7%
Oil, Gas & Consumable Fuels	8.8%
Media	8.3%
Wireless Telecommunication Services	5.1%
Household Durables	4.7%
Health Care Providers & Services	4.5%
Hotels, Restaurants & Leisure	4.3%
Diversified Financial Services	4.0%
Consumer Finance	4.0%
Independent Power & Renewable Electricity Producers	3.4%
Diversified Telecommunication Services	2.9%
Equity Real Estate Investment Trusts	2.6%
Chemicals	2.6%
Commercial Services & Supplies	2.5%
Real Estate Management & Development	2.4%
Aerospace & Defense	2.0%
Airlines	1.7%
Machinery	1.7%
Containers & Packaging	1.6%
Specialty Retail	1.5%
Pharmaceuticals	1.5%
Other	19.8%
Sovereign Debt	0.4%
Total	100%

Credit Quality

(% of total long-term investments)

A	0.1%
BBB	2.9%
BB or Lower	94.5%
N/R (not rated)	2.5%
Total	100%

Top Five Issuers

(% of total investments)

CenturyLink Inc.	1.3%
Icahn Enterprises Finance	1.2%
OneMain Financial Holdings, Inc.	1.2%
Wind Acquisition Finance SA	1.2%
United States Steel Corporation	1.2%

1	Includes 10.2% (as a percentage of total investments) in emerging markets countries.

NUVEEN	25

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JHY, JHD, JHA and JHB; at this meeting the shareholders were asked to elect Board Members.

	JHY	JHD	JHA	JHB
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	11,261,545	21,912,145	24,082,730	45,982,790
Withhold	85,735	263,727	293,462	511,377
Total	11,347,280	22,175,872	24,376,192	46,494,167
David J. Kundert
For	11,263,945	21,907,645	24,023,621	45,966,826
Withhold	83,335	268,227	352,571	527,341
Total	11,347,280	22,175,872	24,376,192	46,494,167
John K. Nelson
For	11,264,945	21,912,645	24,086,630	46,002,697
Withhold	82,335	263,227	289,562	491,470
Total	11,347,280	22,175,872	24,376,192	46,494,167
Terence J. Toth
For	11,264,445	21,912,145	24,040,724	46,002,197
Withhold	82,835	263,727	335,468	491,970
Total	11,347,280	22,175,872	24,376,192	46,494,167

26	NUVEEN

JHY

Nuveen High Income 2020 Target Term Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 124.7% (98.4% of Total Investments)

	CORPORATE BONDS – 121.1% (95.5% of Total Investments)

	Aerospace & Defense – 2.7%

$1,250	Bombardier Inc., 144A	7.750%	3/15/20	B	$1,343,750
2,700	Triumph Group Inc.	4.875%	4/01/21	B1	2,683,125
3,950	Total Aerospace & Defense				4,026,875

	Airlines – 3.2%

1,524	Air Canada, 144A	7.750%	4/15/21	BB–	1,744,980
825	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	853,273
2,000	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	2,105,000
4,349	Total Airlines				4,703,253

	Auto Components – 1.1%

1,500	American & Axle Manufacturing Inc.	6.250%	3/15/21	BB–	1,541,250

	Banks – 1.4%

2,000	Popular Inc.	7.000%	7/01/19	BB–	2,100,000

	Building Products – 2.0%

1,000	Euramax International Inc., 144A	12.000%	8/15/20	B–	1,090,000
1,750	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	1,793,750
2,750	Total Building Products				2,883,750

	Chemicals – 1.2%

750	CF Industries Inc.	7.125%	5/01/20	BB+	828,750
1,000	Hexion Inc.	10.000%	4/15/20	CCC+	992,500
1,750	Total Chemicals				1,821,250

	Commercial Services & Supplies – 4.2%

1,350	APX Group, Inc.	8.750%	12/01/20	CCC+	1,393,875
2,060	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	2,240,250
2,395	R.R. Donnelley & Sons Company	7.875%	3/15/21	B+	2,592,587
5,805	Total Commercial Services & Supplies				6,226,712

	Construction & Engineering – 1.6%

1,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,022,500
1,290	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B–	1,283,550
2,290	Total Construction & Engineering				2,306,050

	Consumer Finance – 5.0%

920	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	901,600
2,400	Credit Acceptance Corporation	6.125%	2/15/21	BB	2,460,000
2,370	Navient Corporation	5.000%	10/26/20	BB	2,458,875
1,500	OneMain Financial Holdings, Inc., 144A	6.750%	12/15/19	B1	1,575,000
7,190	Total Consumer Finance				7,395,475

	Containers & Packaging – 1.4%

1,070	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,053,950
640	PaperWorks Industries Inc., 144A	9.500%	8/15/19	CCC+	473,600
500	Reynolds Group	5.750%	10/15/20	B+	511,670
2,210	Total Containers & Packaging				2,039,220

NUVEEN	27

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 1.4%

$2,000	Regis Corporation, 144A	5.500%	12/02/19	N/R	$1,977,500

	Diversified Financial Services – 8.0%

1,350	Fly Leasing Limited	6.750%	12/15/20	BB–	1,414,125
2,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	2,050,000
1,000	Jefferies Finance LLC Corporation, 144A	7.500%	4/15/21	B1	1,037,500
2,000	Lincoln Finance LTD, 144A	7.375%	4/15/21	BB+	2,120,000
1,960	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	2,013,900
2,000	NewStar Financial, Inc.	7.250%	5/01/20	BB–	2,047,500
1,000	PHH Corporation	7.375%	9/01/19	B1	1,097,500
11,310	Total Diversified Financial Services				11,780,525

	Diversified Telecommunication Services – 4.0%

1,985	CenturyLink Inc.	5.625%	4/01/20	BB+	2,099,753
2,000	Frontier Communications Corporation	8.500%	4/15/20	B+	2,102,500
1,590	Windstream Corporation	7.750%	10/15/20	BB–	1,601,925
5,575	Total Diversified Telecommunication Services				5,804,178

	Electric Utilities – 0.4%

600	DCP Midstream Operating LP	2.700%	4/01/19	BB+	594,750

	Energy Equipment & Services – 1.5%

2,200	McDermott International Inc., 144A	8.000%	5/01/21	BB–	2,216,500

	Equity Real Estate Investment Trusts – 1.4%

2,000	iStar Inc.	5.000%	7/01/19	BB	2,020,000

	Food & Staples Retailing – 0.4%

760	Bi-Lo LLC Finance Corporation, 144A	9.250%	2/15/19	B3	649,800

	Food Products – 1.4%

2,060	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	BB–	2,103,775

	Gas Utilities – 0.8%

1,250	Ferrellgas LP	6.500%	5/01/21	B	1,181,250

	Health Care Equipment & Supplies – 1.0%

1,500	Tenet Healthcare Corporation	4.500%	4/01/21	BB–	1,524,375

	Health Care Providers & Services – 3.7%

285	Acadia Healthcare	6.125%	3/15/21	B	293,906
1,250	Community Health Systems, Inc.	7.125%	7/15/20	CCC+	1,217,187
1,000	HCA Inc.	6.500%	2/15/20	BBB–	1,091,250
400	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	402,000
2,270	Kindred Healthcare Inc.	8.000%	1/15/20	B–	2,383,500
5,205	Total Health Care Providers & Services				5,387,843

	Hotels, Restaurants & Leisure – 3.6%

1,500	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,661,850
1,000	Scientific Games International Inc.	6.250%	9/01/20	CCC+	991,250
2,500	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	2,637,500
5,000	Total Hotels, Restaurants & Leisure				5,290,600

	Household Durables – 6.3%

1,250	Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	1,162,500
1,570	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,621,025
450	CalAtlantic Group Inc.	8.375%	1/15/21	BB	532,125
1,500	MDC Holdings Inc.	5.625%	2/01/20	BBB–	1,601,250
1,879	M-I Homes Inc.	6.750%	1/15/21	BB–	1,968,252

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$750	PulteGroup Inc.	4.250%	3/01/21	BB+	$781,875
1,500	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	1,522,500
8,899	Total Household Durables				9,189,527

	Independent Power & Renewable Electricity Producers – 5.2%

2,750	DPL, Inc.	6.750%	10/01/19	Ba3	2,873,750
2,400	Dynegy Inc.	6.750%	11/01/19	B+	2,475,000
2,322	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	2,263,950
7,472	Total Independent Power & Renewable Electricity Producers				7,612,700

	Industrial Conglomerates – 1.8%

1,900	Icahn Enterprises Finance	6.000%	8/01/20	BB+	1,955,812
750	Techniplas, LLC, 144A	10.000%	5/01/20	B	645,000
2,650	Total Industrial Conglomerates				2,600,812

	Insurance – 1.0%

1,500	Genworth Financial Inc.	7.700%	6/15/20	Ba3	1,471,050

	Internet & Direct Marketing Retail – 0.7%

1,000	Netflix Incorporated	5.375%	2/01/21	B+	1,080,120

	Machinery – 3.3%

700	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	721,875
1,250	CNH Industrial Capital LLC	4.375%	11/06/20	BBB–	1,310,950
2,750	Titan International Inc.	6.875%	10/01/20	B–	2,853,125
4,700	Total Machinery				4,885,950

	Media – 4.7%

2,790	Clear Channel Worldwide	7.625%	3/15/20	B–	2,776,050
2,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	2,087,500
2,001	Mediacom Broadband LLC	5.500%	4/15/21	B+	2,046,022
6,791	Total Media				6,909,572

	Metals & Mining – 7.2%

1,775	Aleris International Inc., 144A	9.500%	4/01/21	B	1,825,215
1,750	Allegheny Technologies Inc.	5.950%	1/15/21	B	1,754,375
1,500	ArcelorMittal	6.500%	3/01/21	BB+	1,614,375
1,500	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	1,535,625
1,500	First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	1,537,500
350	Freeport McMoRan, Inc.	6.625%	5/01/21	BB+	357,000
1,250	United States Steel Corporation	7.375%	4/01/20	B	1,351,750
500	United States Steel Corporation	6.875%	4/01/21	B	516,250
10,125	Total Metals & Mining				10,492,090

	Multiline Retail – 1.2%

1,850	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	1,819,938

	Oil, Gas & Consumable Fuels – 14.4%

1,700	Calumet Specialty Products, 144A	11.500%	1/15/21	B+	1,963,500
750	Calumet Specialty Products	6.500%	4/15/21	CCC+	648,750
1,500	Genesis Energy LP	5.750%	2/15/21	B+	1,496,250
2,650	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	2,630,125
1,500	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	1,522,500
1,000	Noble Energy Inc.	5.625%	5/01/21	BBB	1,028,662
1,000	Nustar Energy LP	6.750%	2/01/21	BB+	1,090,000
1,000	NuStar Logistics LP	4.800%	9/01/20	BB+	1,040,000
980	Petrobras International Finance Company	5.375%	1/27/21	BB	996,366
869	Rain CII Carbon LLC / CII Carbon Corporation, 144A	8.250%	1/15/21	B+	905,932
2,500	Southwestern Energy Company	5.800%	1/23/20	BB	2,561,250

NUVEEN	29

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$700	Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB–	$731,500
1,500	Teekay Corporation	8.500%	1/15/20	B+	1,366,875
1,750	WPX Energy Inc.	7.500%	8/01/20	B+	1,837,500
1,125	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	1,251,383
20,524	Total Oil, Gas & Consumable Fuels				21,070,593

	Paper & Forest Products – 1.4%

2,000	Tembec Industries, Inc., 144A	9.000%	12/15/19	B2	2,079,000

	Pharmaceuticals – 1.0%

1,500	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	1,445,625

	Real Estate Management & Development – 2.5%

1,600	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,688,000
1,920	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	1,958,400
3,520	Total Real Estate Management & Development				3,646,400

	Road & Rail – 2.2%

3,350	The Hertz Corporation	5.875%	10/15/20	B–	3,241,125

	Software – 0.4%

500	Infor Us Inc., 144A	5.750%	8/15/20	BB	516,250

	Specialty Retail – 4.7%

2,500	GameStop Corporation, 144A	6.750%	3/15/21	Ba1	2,597,500
1,500	Gap, Inc.	5.950%	4/12/21	Baa2	1,625,819
2,378	Limited Brands Inc.	6.625%	4/01/21	BB+	2,633,635
6,378	Total Specialty Retail				6,856,954

	Technology Hardware, Storage & Peripherals – 1.6%

1,500	EMC Corporation	2.650%	6/01/20	Ba2	1,471,734
800	NCR Corporation	4.625%	2/15/21	BB	816,000
2,300	Total Technology Hardware, Storage & Peripherals				2,287,734

	Tobacco – 1.4%

2,000	Alliance One International Inc., 144A	8.500%	4/15/21	B1	2,085,000

	Trading Companies & Distributors – 1.2%

1,750	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,758,750

	Transportation Infrastructure – 0.8%

1,200	Navigator Holdings Limited	7.750%	2/10/21	N/R	1,194,000

	Wireless Telecommunication Services – 6.7%

1,100	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,028,390
2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	1,917,500
2,500	Softbank Corporation, 144A	4.500%	4/15/20	BB+	2,598,976
2,000	Sprint Communications Inc.	7.000%	8/15/20	B+	2,200,000
2,000	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,021,000
9,600	Total Wireless Telecommunication Services				9,765,866
$172,863	Total Corporate Bonds (cost $175,936,563)				177,583,987

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.3% (1.9% of Total Investments)

	Independent Power & Renewable Electricity Producers – 1.0%

$1,500	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	$1,504,688

	Machinery – 1.3%

2,000	Navistar International Corporation	4.750%	4/15/19	CCC	1,948,750
$3,500	Total Convertible Bonds (cost $3,317,589)				3,453,438

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.3% (1.0% of Total Investments)

	Argentina – 1.1%

$1,500	Republic of Argentina	6.875%	4/22/21	B	$1,607,250

	Egypt – 0.2%

250	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	256,517
$1,750	Total Sovereign Debt (cost $1,814,995)				1,863,767
	Total Long-Term Investments (cost $181,069,147)				182,901,192

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.1% (1.6% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.6% of Total Investments)

$3,037	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $3,036,667, collateralized by $3,125,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $3,101,563	0.120%	7/03/17		$3,036,637
	Total Short-Term Investments (cost $3,036,637)				3,036,637
	Total Investments (cost $184,105,784) – 126.8%				185,937,829
	Borrowings – (30.0)% (3), (4)				(44,000,000)
	Other Assets Less Liabilities – 3.2%				4,715,124
	Net Assets – 100%				$146,652,953

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 23.7%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	31

JHD

Nuveen High Income December 2019 Target Term Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 130.2% (99.9% of Total Investments)

	CORPORATE BONDS – 125.7% (96.5% of Total Investments)

	Aerospace & Defense – 1.9%

$2,000	Bombardier Inc., 144A	4.750%	4/15/19	B	$2,032,420
3,000	Bombardier Inc., 144A	7.750%	3/15/20	B	3,225,000
5,000	Total Aerospace & Defense				5,257,420

	Airlines – 4.6%

1,000	Air Canada 2015-1C Pass-Through Trust, 144A	5.000%	3/15/20	BB	1,017,500
3,500	American Airlines Group Inc., 144A	5.500%	10/01/19	BB–	3,666,250
2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,068,540
2,000	United Continental Holdings Inc.	6.375%	6/01/18	BB–	2,072,500
3,825	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	4,025,812
12,325	Total Airlines				12,850,602

	Auto Components – 0.1%

370	American & Axle Manufacturing Inc.	7.750%	11/15/19	BB–	406,075

	Automobiles – 2.2%

4,050	Fiat Chrysler Automobiles NV	4.500%	4/15/20	BB	4,146,187
2,000	Jaguar Land Rover Automotive PLC, 144A	3.500%	3/15/20	BB+	2,025,000
6,050	Total Automobiles				6,171,187

	Banks – 3.6%

4,500	CIT Group Inc.	5.375%	5/15/20	BB+	4,843,125
4,897	Popular Inc.	7.000%	7/01/19	BB–	5,141,850
9,397	Total Banks				9,984,975

	Chemicals – 2.9%

3,900	CF Industries Inc.	7.125%	5/01/20	BB+	4,309,500
1,000	Hexion Inc.	6.625%	4/15/20	CCC+	912,500
2,698	INVISTA Finance LLC, 144A	4.250%	10/15/19	BBB–	2,779,480
7,598	Total Chemicals				8,001,480

	Commercial Services & Supplies – 2.8%

2,500	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,567,922
3,435	APX Group, Inc.	6.375%	12/01/19	B1	3,529,463
1,500	International Lease Finance Corporation	6.250%	5/15/19	BBB–	1,608,936
7,435	Total Commercial Services & Supplies				7,706,321

	Construction Materials – 1.3%

3,500	Cemex SAB de CV, 144A	6.500%	12/10/19	BB–	3,683,750

	Consumer Finance – 3.9%

3,000	Ally Financial Inc.	4.125%	3/30/20	BB+	3,082,500
2,000	Navient Corporation	8.000%	3/25/20	BB	2,235,000
3,700	OneMain Financial Holdings, Inc., 144A	6.750%	12/15/19	B1	3,885,000
1,725	Springleaf Finance Corporation	5.250%	12/15/19	B	1,794,172
10,425	Total Consumer Finance				10,996,672

	Containers & Packaging – 1.0%

2,700	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,659,500

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 0.7%

$2,000	Regis Corporation, 144A	5.500%	12/02/19	N/R	$1,977,500

	Diversified Financial Services – 5.3%

4,250	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	4,356,250
3,775	Nationstar Mortgage LLC Capital Corporation	9.625%	5/01/19	B+	3,878,812
3,500	NewStar Financial, Inc.	7.250%	5/01/20	BB–	3,583,125
2,000	Och-Ziff Finance Co LLC, 144A	4.500%	11/20/19	BB–	1,875,000
1,000	PHH Corporation	7.375%	9/01/19	B1	1,097,500
14,525	Total Diversified Financial Services				14,790,687

	Diversified Telecommunication Services – 3.7%

5,350	CenturyLink Inc.	5.625%	4/01/20	BB+	5,659,283
4,350	Frontier Communications Corporation	8.500%	4/15/20	B+	4,572,938
9,700	Total Diversified Telecommunication Services				10,232,221

	Electric Utilities – 0.6%

1,500	DCP Midstream Operating LP, 144A	5.350%	3/15/20	BB+	1,560,000

	Electronic Equipment, Instruments & Components – 2.3%

4,448	Anixter Inc.	5.625%	5/01/19	BB+	4,681,520
1,675	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BBB–	1,721,062
6,123	Total Electronic Equipment, Instruments & Components				6,402,582

	Energy Equipment & Services – 2.4%

1,000	Noble Drilling Corporation	7.500%	3/15/19	BB–	1,002,500
2,500	Resolute Energy Corporation	8.500%	5/01/20	B+	2,487,500
3,100	SESI, LLC	6.375%	5/01/19	BB–	3,069,000
6,600	Total Energy Equipment & Services				6,559,000

	Equity Real Estate Investment Trusts – 4.2%

2,840	CoreCivic, Inc.	4.125%	4/01/20	Ba1	2,918,100
4,000	iStar Inc.	5.000%	7/01/19	BB	4,040,000
3,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B+	3,097,500
1,750	Vereit Operating Partner	3.000%	2/06/19	BBB–	1,766,082
11,590	Total Equity Real Estate Investment Trusts				11,821,682

	Food Products – 2.2%

2,100	JBS USA LLC, 144A	8.250%	2/01/20	BB	2,100,000
4,000	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	BB–	4,085,000
6,100	Total Food Products				6,185,000

	Health Care Equipment & Supplies – 2.3%

3,000	Tenet Healthcare Corporation	6.750%	2/01/20	B–	3,120,000
3,300	Tenet Healthcare Corporation	4.750%	6/01/20	BB–	3,415,500
6,300	Total Health Care Equipment & Supplies				6,535,500

	Health Care Providers & Services – 7.0%

2,500	Community Health Systems, Inc.	8.000%	11/15/19	CCC+	2,512,500
4,465	Fresenius Medical Care II, 144A	5.625%	7/31/19	BBB–	4,721,737
3,000	HCA Inc.	6.500%	2/15/20	BBB–	3,273,750
1,650	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,658,250
5,250	Kindred Healthcare Inc.	8.000%	1/15/20	B–	5,512,500
2,000	Mallinckrodt International Finance SA, 144A	4.875%	4/15/20	BB–	1,947,500
18,865	Total Health Care Providers & Services				19,626,237

	Hotels, Restaurants & Leisure – 4.1%

2,700	International Game Technology PLC, 144A	5.625%	2/15/20	BB+	2,870,505
4,000	MGM Resorts International Inc.	5.250%	3/31/20	BB	4,235,000

NUVEEN	33

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$4,000	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	$4,220,000
10,700	Total Hotels, Restaurants & Leisure				11,325,505

	Household Durables – 9.0%

2,110	Beazer Homes USA, Inc.	5.750%	6/15/19	B–	2,211,544
2,350	KB Home	4.750%	5/15/19	B1	2,420,500
2,144	KB Home	8.000%	3/15/20	B1	2,412,000
1,000	Lennar Corporation	4.500%	11/15/19	Ba1	1,037,500
3,500	MDC Holdings Inc.	5.625%	2/01/20	BBB–	3,736,250
925	Meritage Homes Corporation	7.150%	4/15/20	Ba2	1,022,125
4,400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	4,466,000
3,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	3,072,600
4,560	William Lyon Homes Incorporated	5.750%	4/15/19	B–	4,617,000
23,989	Total Household Durables				24,995,519

	Household Products – 1.6%

4,390	HRG Group, Inc.	7.875%	7/15/19	BB–	4,499,750

	Independent Power & Renewable Electricity Producers – 6.6%

2,614	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	2,770,840
5,152	DPL, Inc.	6.750%	10/01/19	Ba3	5,383,840
5,135	Dynegy Inc.	6.750%	11/01/19	B+	5,295,469
5,000	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	4,875,000
17,901	Total Independent Power & Renewable Electricity Producers				18,325,149

	Industrial Conglomerates – 1.5%

3,750	Icahn Enterprises Finance	4.875%	3/15/19	BB+	3,787,500
500	Techniplas, LLC, 144A	10.000%	5/01/20	B	430,000
4,250	Total Industrial Conglomerates				4,217,500

	Insurance – 1.2%

3,293	Genworth Financial Inc.	6.515%	5/22/18	Ba3	3,288,884

	Internet Software & Services – 0.7%

1,850	Equinix Inc.	4.875%	4/01/20	BB+	1,896,250

	IT Services – 1.2%

3,275	Alliance Data Systems Corporation, 144A	6.375%	4/01/20	N/R	3,315,937

	Leisure Products – 1.0%

2,551	Hyatt Hotels Corporation, 144A	6.875%	8/15/19	BBB	2,788,677

	Machinery – 1.7%

1,000	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,031,250
3,500	CNH Industrial Capital LLC	3.375%	7/15/19	BBB–	3,556,875
4,500	Total Machinery				4,588,125

	Media – 4.8%

1,850	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,060,437
3,350	Clear Channel Worldwide	7.625%	3/15/20	B–	3,333,250
2,500	Cogeco Communications Inc., 144A	4.875%	5/01/20	BB+	2,556,250
1,500	CSC Holdings Inc.	8.625%	2/15/19	B+	1,643,895
3,750	Dish DBS Corporation	5.125%	5/01/20	Ba3	3,914,063
12,950	Total Media				13,507,895

	Metals & Mining – 6.1%

3,080	Allegheny Technologies Inc.	9.375%	6/01/19	B	3,337,950
3,385	Anglo American PLC, 144A	3.625%	5/14/20	BB+	3,440,006
2,500	ArcelorMittal	5.125%	6/01/20	BB+	2,643,750

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$3,635	Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	BB–	$3,962,150
1,750	United States Steel Corporation	7.375%	4/01/20	B	1,892,450
1,500	Vale Overseas Limited	5.625%	9/15/19	BBB	1,582,500
15,850	Total Metals & Mining				16,858,806

	Multiline Retail – 1.8%

1,117	J.C. Penney Company Inc.	8.125%	10/01/19	B+	1,220,322
3,950	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	3,885,813
5,067	Total Multiline Retail				5,106,135

	Oil, Gas & Consumable Fuels – 11.0%

470	Canadian Oil Sands Trust, 144A	7.750%	5/15/19	A–	508,999
2,750	Cenovus Energy Inc.	5.700%	10/15/19	BBB	2,902,322
1,500	EnLink Midstream Partners LP	2.700%	4/01/19	BBB–	1,496,768
2,500	Marathon Oil Corporation	2.700%	6/01/20	BBB	2,477,748
2,395	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	2,377,038
2,125	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	2,156,875
4,000	Petrobras International Finance Company	5.750%	1/20/20	BB	4,150,800
3,500	Southwestern Energy Company	5.800%	1/23/20	BB	3,585,750
3,000	Targa Resources Inc.	4.125%	11/15/19	BB–	3,033,750
2,000	Tesoro Logistics LP Finance Corporation	5.500%	10/15/19	BBB–	2,110,000
2,750	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	2,732,813
3,000	Williams Partners LP	5.250%	3/15/20	BBB	3,228,336
29,990	Total Oil, Gas & Consumable Fuels				30,761,199

	Paper & Forest Products – 0.8%

2,150	Tembec Industries, Inc., 144A	9.000%	12/15/19	B2	2,234,925

	Pharmaceuticals – 1.9%

3,000	Shire Acquisitions Investments Ireland Designated Activity Company	1.900%	9/23/19	BBB–	2,986,203
2,500	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	2,409,375
5,500	Total Pharmaceuticals				5,395,578

	Road & Rail – 0.9%

2,395	Con-Way, Inc.	7.250%	1/15/18	B–	2,442,900

	Specialty Retail – 2.2%

3,325	GameStop Corporation, 144A	5.500%	10/01/19	Ba1	3,420,594
2,500	Limited Brands Inc.	7.000%	5/01/20	BB+	2,753,125
5,825	Total Specialty Retail				6,173,719

	Technology Hardware, Storage & Peripherals – 5.4%

5,037	Dell Inc.	5.875%	6/15/19	Ba2	5,315,596
3,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	3,070,245
3,000	EMC Corporation	2.650%	6/01/20	Ba2	2,943,468
3,750	Seagate HDD Cayman	3.750%	11/15/18	BBB–	3,840,000
14,787	Total Technology Hardware, Storage & Peripherals				15,169,309

	Thrifts & Mortgage Finance – 1.1%

3,000	Radian Group Inc.	5.500%	6/01/19	BB	3,150,000

	Trading Companies & Distributors – 1.1%

100	Aircastle Limited	6.250%	12/01/19	BB+	108,875
2,860	Avation Capital SA, 144A	7.500%	5/27/20	B+	2,874,300
2,960	Total Trading Companies & Distributors				2,983,175

	Wireless Telecommunication Services – 5.0%

3,620	Millicom International Cellular SA, 144A	4.750%	5/22/20	BB+	3,703,731

NUVEEN	35

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$2,650	Softbank Corporation, 144A	4.500%	4/15/20	BB+	$2,754,913
2,500	Sprint Capital Corporation	6.900%	5/01/19	B+	2,674,350
1,205	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	1,322,489
3,438	Wind Acquisition Finance SA, 144A	6.500%	4/30/20	BB	3,558,330
13,413	Total Wireless Telecommunication Services				14,013,813
$338,689	Total Corporate Bonds (cost $342,419,732)				350,447,141

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.7% (2.0% of Total Investments)

	Capital Markets – 1.1%

$3,000	Prospect Capital Corporation	4.750%	4/15/20	BBB–	$3,007,500

	Independent Power & Renewable Electricity Producers – 1.1%

3,000	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	3,009,375

	Machinery – 0.5%

1,500	Navistar International Corporation	4.750%	4/15/19	CCC	1,461,563
$7,500	Total Convertible Bonds (cost $7,168,425)				7,478,438

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.8% (1.4% of Total Investments)

	Argentina – 1.1%

$3,000	Republic of Argentina	6.250%	4/22/19	B	$3,142,500

	Egypt – 0.3%

750	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	769,552

	Sri Lanka – 0.4%

1,000	Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	1,036,327
$4,750	Total Sovereign Debt (cost $4,890,141)				4,948,379
	Total Long-Term Investments (cost $354,478,298)				362,873,958

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)

	REPURCHASE AGREEMENTS – 0.1% (0.1% of Total Investments)

$418	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $418,208, collateralized by $420,000 U.S. Treasury Notes, 0.375%, due 7/15/25 , value $431,597	0.120%	7/03/17		$418,204
	Total Short-Term Investments (cost $418,204)				418,204
	Total Investments (cost $354,896,502) – 130.3%				363,292,162
	Borrowings – (32.3)% (3), (4)				(90,000,000)
	Other Assets Less Liabilities – 2.0%				5,462,427
	Net Assets – 100%				$278,754,589

36	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 24.8%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	37

JHA

Nuveen High Income December 2018 Target Term Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 126.6% (98.3% of Total Investments)

	CORPORATE BONDS – 117.4% (91.1% of Total Investments)

	Aerospace & Defense – 1.7%

$5,000	Bombardier Inc., 144A	4.750%	4/15/19	B	$5,081,050

	Airlines – 5.9%

4,000	Air Canada 2013-1C Pass-Through Trust, 144A	6.625%	5/15/18	BB	4,125,000
6,440	American Airlines Group Inc.	6.125%	6/01/18	BB–	6,613,880
1,500	Continental Airlines, Inc.	6.125%	4/29/18	Ba1	1,537,500
5,133	United Continental Holdings Inc.	6.375%	6/01/18	BB–	5,319,071
17,073	Total Airlines				17,595,451

	Auto Components – 0.2%

500	American & Axle Manufacturing Inc.	5.125%	2/15/19	BB–	505,101

	Automobiles – 4.3%

3,000	General Motors Corporation	3.500%	10/02/18	BBB	3,052,749
3,000	General Motors Financial Company Inc.	2.400%	5/09/19	BBB	3,008,136
6,500	Jaguar Land Rover Automotive PLC, 144A	4.125%	12/15/18	BB+	6,621,875
12,500	Total Automobiles				12,682,760

	Banks – 2.6%

3,000	CIT Group Inc.	3.875%	2/19/19	BB+	3,075,000
300	Royal Bank of Scotland Group PLC	4.700%	7/03/18	BBB–	307,120
3,382	Synovus Financial Corp.	7.875%	2/15/19	BBB–	3,668,794
730	UniCredito Luxembourg Finance SA, 144A	6.000%	10/31/17	BBB–	739,237
7,412	Total Banks				7,790,151

	Beverages – 0.5%

1,350	Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	1,353,375

	Capital Markets – 1.4%

1,450	Deutsche Bank AG London	2.500%	2/13/19	A–	1,455,443
2,500	GFI Group, Inc.	8.375%	7/19/18	BBB–	2,637,500
3,950	Total Capital Markets				4,092,943

	Chemicals – 1.0%

3,000	CF Industries Inc.	6.875%	5/01/18	BB+	3,116,250

	Commercial Services & Supplies – 2.5%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,054,338
3,000	International Lease Finance Corporation	5.875%	4/01/19	BBB–	3,186,330
2,000	International Lease Finance Corporation	6.250%	5/15/19	BBB–	2,145,248
7,000	Total Commercial Services & Supplies				7,385,916

	Construction & Engineering – 1.2%

3,550	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B–	3,532,250

	Consumer Finance – 5.5%

5,805	Ally Financial Inc.	4.750%	9/10/18	BB+	5,964,637
3,000	Navient Corporation	8.450%	6/15/18	BB	3,159,000
2,750	Navient Corporation	5.500%	1/15/19	BB	2,863,438
4,450	Springleaf Finance Corporation	6.900%	12/15/17	B	4,516,750
16,005	Total Consumer Finance				16,503,825

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.8%

$5,000	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	$5,012,500
250	Nationstar Mortgage LLC Capital Corporation	9.625%	5/01/19	B+	256,875
5,250	Total Diversified Financial Services				5,269,375

	Diversified Telecommunication Services – 4.6%

4,000	Frontier Communications Corporation	8.125%	10/01/18	B+	4,225,000
2,500	Frontier Communications Corporation	7.125%	3/15/19	B+	2,606,250
6,500	Qwest Capital Funding Inc.	6.500%	11/15/18	BB+	6,841,250
13,000	Total Diversified Telecommunication Services				13,672,500

	Electric Utilities – 1.9%

5,634	DCP Midstream Operating LP	2.700%	4/01/19	BB+	5,584,703

	Electronic Equipment, Instruments & Components – 3.8%

6,250	Anixter Inc.	5.625%	5/01/19	BB+	6,578,125
4,665	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BBB–	4,793,287
10,915	Total Electronic Equipment, Instruments & Components				11,371,412

	Energy Equipment & Services – 2.4%

2,000	Noble Holding International Limited	5.250%	3/16/18	BB–	2,012,120
2,605	Rockies Express Pipeline Company, 144A	6.850%	7/15/18	BB+	2,712,456
2,400	SESI, LLC	6.375%	5/01/19	BB–	2,376,000
7,005	Total Energy Equipment & Services				7,100,576

	Equity Real Estate Investment Trusts – 5.7%

7,000	iStar Inc.	7.125%	2/15/18	BB	7,175,000
5,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B+	5,162,500
4,500	Vereit Operating Partner	3.000%	2/06/19	BBB–	4,541,355
16,500	Total Equity Real Estate Investment Trusts				16,878,855

	Food Products – 2.2%

3,470	Bumble Bee Holdings Inc., 144A	9.000%	12/15/17	CCC	3,478,675
3,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	BB–	3,097,500
6,470	Total Food Products				6,576,175

	Health Care Equipment & Supplies – 3.4%

3,500	Tenet Healthcare Corporation	6.250%	11/01/18	BB–	3,692,500
6,120	Tenet Healthcare Corporation	5.000%	3/01/19	B–	6,426,673
9,620	Total Health Care Equipment & Supplies				10,119,173

	Health Care Providers & Services – 5.5%

3,000	Fresenius Medical Care II, 144A	6.500%	9/15/18	Baa3	3,151,860
7,500	HCA Inc.	3.750%	3/15/19	BBB–	7,650,000
3,150	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	3,165,750
2,300	Mallinckrodt International Finance SA	3.500%	4/15/18	B	2,300,000
15,950	Total Health Care Providers & Services				16,267,610

	Hotels, Restaurants & Leisure – 2.0%

413	Brinker International, Inc.	2.600%	5/15/18	BB+	413,434
5,010	MGM Resorts International Inc.	8.625%	2/01/19	BB	5,511,000
5,423	Total Hotels, Restaurants & Leisure				5,924,434

	Household Durables – 7.9%

1,750	CalAtlantic Group Inc.	8.375%	5/15/18	BB	1,839,687
5,200	KB Home	4.750%	5/15/19	B1	5,356,000
4,250	Meritage Homes Corporation	4.500%	3/01/18	Ba2	4,281,875
6,130	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	6,221,950

NUVEEN	39

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$5,880	William Lyon Homes Incorporated	5.750%	4/15/19	B–	$5,953,500
23,210	Total Household Durables				23,653,012

	Independent Power & Renewable Electricity Producers – 2.4%

4,000	Talen Energy Supply LLC	6.500%	5/01/18	B–	4,040,000
2,958	TransAlta Corporation	6.900%	5/15/18	BBB–	3,072,661
6,958	Total Independent Power & Renewable Electricity Producers				7,112,661

	Industrial Conglomerates – 2.0%

6,000	Icahn Enterprises Finance	4.875%	3/15/19	BB+	6,060,000

	Insurance – 1.7%

5,000	Genworth Financial Inc.	6.515%	5/22/18	Ba3	4,993,750

	Internet & Direct Marketing Retail – 0.3%

901	Expedia Inc.	7.456%	8/15/18	BBB–	952,549

	IT Services – 0.6%

1,855	Alliance Data Systems Corporation, 144A	5.250%	12/01/17	N/R	1,868,912

	Machinery – 1.8%

5,160	CNH Industrial Capital LLC	3.875%	7/16/18	BBB–	5,245,140

	Media – 4.7%

2,000	Cablevision Systems Corporation	7.750%	4/15/18	B–	2,075,000
5,000	CSC Holdings Inc.	8.625%	2/15/19	B+	5,479,650
6,302	Dish DBS Corporation	4.250%	4/01/18	Ba3	6,382,792
13,302	Total Media				13,937,442

	Metals & Mining – 7.1%

2,427	Alcoa Inc.	5.720%	2/23/19	BBB–	2,528,643
5,308	Allegheny Technologies Inc.	9.375%	6/01/19	B	5,752,545
875	Anglo American Capital PLC, 144A	9.375%	4/08/19	BB+	978,906
4,413	Commercial Metals Inc.	7.350%	8/15/18	BB+	4,672,264
5,000	Freeport McMoRan, Inc.	2.375%	3/15/18	BB+	4,975,000
1,500	Imperial Metals Corporation, 144A	7.000%	3/15/19	Caa3	1,353,300
982	United States Steel Corporation	7.000%	2/01/18	B	1,001,640
20,505	Total Metals & Mining				21,262,298

	Multiline Retail – 1.0%

2,885	J.C. Penney Corporation Inc.	5.750%	2/15/18	B+	2,924,669

	Oil, Gas & Consumable Fuels – 12.1%

2,795	Energy Transfer Partners	2.500%	6/15/18	BBB–	2,808,737
4,500	Kinder Morgan Energy Partners, LP	5.950%	2/15/18	BBB–	4,611,199
3,000	Marathon Oil Corporation	5.900%	3/15/18	BBB	3,076,866
3,500	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	3,552,500
1,755	Noble Energy Inc.	8.250%	3/01/19	BBB	1,925,207
3,750	Nustar Energy LP	8.150%	4/15/18	BB+	3,918,750
2,000	Oasis Petroleum Inc.	7.250%	2/01/19	B+	1,985,000
2,000	Petrobras Global Finance BV	3.000%	1/15/19	BB	1,988,400
4,500	Petrobras International Finance Company	7.875%	3/15/19	BB	4,828,500
1,500	Petroleos Mexicanos	5.500%	2/04/19	BBB+	1,566,000
1,066	Petroleos Mexicanos	8.000%	5/03/19	BBB+	1,165,938
4,500	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	4,471,875
34,866	Total Oil, Gas & Consumable Fuels				35,898,972

	Pharmaceuticals – 1.0%

2,956	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B–	2,967,085

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 1.9%

$5,500	Con-Way, Inc.	7.250%	1/15/18	B–	$5,610,000

	Semiconductors & Semiconductor Equipment – 1.7%

5,000	NXP BV, 144A	3.750%	6/01/18	BBB–	5,075,000

	Specialty Retail – 1.1%

3,250	Best Buy Co., Inc.	5.000%	8/01/18	Baa1	3,355,683

	Technology Hardware, Storage & Peripherals – 4.5%

4,000	Dell Inc.	5.650%	4/15/18	Ba2	4,090,000
2,800	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	2,865,562
4,000	Seagate HDD Cayman	3.750%	11/15/18	BBB–	4,096,000
2,134	Xerox Corporation	6.350%	5/15/18	BBB–	2,213,366
12,934	Total Technology Hardware, Storage & Peripherals				13,264,928

	Thrifts & Mortgage Finance – 1.9%

5,415	Radian Group Inc.	5.500%	6/01/19	BB	5,685,750

	Trading Companies & Distributors – 1.0%

3,000	Aircastle Limited	4.625%	12/15/18	BB+	3,096,600

	Wireless Telecommunication Services – 2.6%

7,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	7,597,171
$338,804	Total Corporate Bonds (cost $343,265,380)				348,965,507

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 6.2% (4.8% of Total Investments)

	Capital Markets – 1.2%

$3,500	Prospect Capital Corporation	5.875%	1/15/19	BBB–	$3,613,750

	Electrical Equipment – 1.3%

4,000	SolarCity Corporation	2.750%	11/01/18	N/R	3,982,500

	Independent Power & Renewable Electricity Producers – 1.3%

3,800	NRG Yield Inc., 144A	3.500%	2/01/19	N/R	3,845,125

	Machinery – 1.7%

5,250	Navistar International Corporation	4.750%	4/15/19	CCC	5,115,469

	Oil, Gas & Consumable Fuels – 0.7%

2,000	Clean Energy Fuels Corporation, 144A	5.250%	10/01/18	N/R	1,970,000
$18,550	Total Convertible Bonds (cost $18,023,729)				18,526,844

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.0% (2.4% of Total Investments)

	Argentina – 1.0%

$3,000	Republic of Argentina	6.250%	4/22/19	B	$3,142,500

	South Africa – 1.1%

3,000	Republic of South Africa	6.875%	5/27/19	Baa3	3,238,860

NUVEEN	41

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Sri Lanka – 0.9%

$2,500	Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	$2,590,817
$8,500	Total Sovereign Debt (cost $8,798,445)				8,972,177
	Total Long-Term Investments (cost $370,087,554)				376,464,528

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.2% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.2% (1.7% of Total Investments)

$6,460	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $6,460,241, collateralized by $6,640,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $6,590,200	0.120%	7/03/17		$6,460,176
	Total Short-Term Investments (cost $6,460,176)				6,460,176
	Total Investments (cost $376,547,730) – 128.8%				382,924,704
	Borrowings – (30.9)% (3), (4)				(92,000,000)
	Other Assets Less Liabilities – 2.1%				6,432,164
	Net Assets – 100%				$297,356,868

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 24.0%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

42	NUVEEN

JHB

Nuveen High Income November 2021 Target Term Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 130.4% (100.0% of Total Investments)

	CORPORATE BONDS – 129.1% (99.0% of Total Investments)

	Aerospace & Defense – 2.6%

$750	Bombardier Inc., 144A	7.750%	3/15/20	B	$806,250
1,000	Bombardier Inc., 144A	8.750%	12/01/21	B	1,110,000
5,750	Bombardier Inc., 144A	5.750%	3/15/22	B	5,721,250
7,343	Triumph Group Inc.	4.875%	4/01/21	B1	7,297,106
14,843	Total Aerospace & Defense				14,934,606

	Airlines – 2.3%

3,210	Air Canada, 144A	7.750%	4/15/21	BB–	3,675,450
2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,327,107
1,500	United Continental Holdings Inc.	6.000%	12/01/20	BB	1,635,000
4,950	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	5,166,563
11,910	Total Airlines				12,804,120

	Automobiles – 1.2%

3,450	Aston Martin Capital Holdings Ltd, 144A	6.500%	4/15/22	B–	3,588,000
3,350	Fiat Chrysler Automobiles NV	4.500%	4/15/20	BB	3,429,562
6,800	Total Automobiles				7,017,562

	Banks – 1.5%

3,000	CIT Group Inc.	5.375%	5/15/20	BB+	3,228,750
4,850	Popular Inc.	7.000%	7/01/19	BB–	5,092,500
7,850	Total Banks				8,321,250

	Building Products – 0.8%

1,000	Euramax International Inc., 144A	12.000%	8/15/20	B–	1,090,000
3,325	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	3,408,125
4,325	Total Building Products				4,498,125

	Chemicals – 3.3%

2,000	CF Industries Inc., 144A	3.400%	12/01/21	BBB–	2,021,869
1,500	CF Industries Inc.	7.125%	5/01/20	BB+	1,657,500
1,250	Hexion Inc., 144A	10.375%	2/01/22	CCC+	1,237,500
3,000	Hexion Inc.	6.625%	4/15/20	CCC+	2,737,500
1,300	Huntsman International LLC	4.875%	11/15/20	B1	1,365,000
500	Momentive Performance Materials Inc.	3.880%	10/24/21	B–	496,250
6,130	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	6,329,225
3,000	Tronox Finance LLC, 144A	7.500%	3/15/22	B–	3,090,000
18,680	Total Chemicals				18,934,844

	Commercial Services & Supplies – 3.2%

5,345	ADT Corporation	6.250%	10/15/21	BB–	5,819,369
3,967	APX Group, Inc.	8.750%	12/01/20	CCC+	4,095,927
3,000	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	3,067,500
4,500	R.R. Donnelley & Sons Company	7.875%	3/15/21	B+	4,871,250
500	R.R. Donnelley & Sons Company	7.000%	2/15/22	B+	523,125
17,312	Total Commercial Services & Supplies				18,377,171

	Construction & Engineering – 0.7%

1,328	AECOM Global II LLC / URS FOX US LP	5.000%	4/01/22	BB–	1,362,966
2,750	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,811,875
4,078	Total Construction & Engineering				4,174,841

NUVEEN	43

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials – 0.6%

$3,000	Cemex SAB de CV, 144A	7.250%	1/15/21	BB–	$3,176,250

	Consumer Finance – 5.2%

3,500	Ally Financial Inc.	4.125%	2/13/22	BB+	3,587,500
7,752	Credit Acceptance Corporation	6.125%	2/15/21	BB	7,945,800
2,325	Enova International, Inc.	9.750%	6/01/21	B–	2,418,000
2,000	Navient Corporation	6.625%	7/26/21	BB	2,152,500
8,564	OneMain Financial Holdings, Inc., 144A	7.250%	12/15/21	B1	9,020,033
4,000	SLM Corporation	7.250%	1/25/22	BB	4,370,000
28,141	Total Consumer Finance				29,493,833

	Containers & Packaging – 2.2%

3,650	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	6/30/21	B	3,777,750
5,095	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	5,018,575
3,235	Owens-Brockway Glass Containers, 144A	5.000%	1/15/22	BB–	3,421,012
11,980	Total Containers & Packaging				12,217,337

	Diversified Financial Services – 5.2%

6,475	Fly Leasing Limited	6.375%	10/15/21	BB–	6,790,656
4,500	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	4,488,750
2,750	Lincoln Finance LTD, 144A	7.375%	4/15/21	BB+	2,915,000
6,527	Nationstar Mortgage LLC Capital Corporation	6.500%	7/01/21	B+	6,673,857
4,300	NewStar Financial, Inc.	7.250%	5/01/20	BB–	4,402,125
4,265	PHH Corporation	6.375%	8/15/21	B1	4,382,288
28,817	Total Diversified Financial Services				29,652,676

	Diversified Telecommunication Services – 3.7%

9,000	CenturyLink Inc.	5.800%	3/15/22	BB+	9,360,000
1,500	Frontier Communications Corporation	9.250%	7/01/21	B+	1,471,485
5,750	Frontier Communications Corporation	8.750%	4/15/22	B+	5,178,162
5,450	Windstream Corporation	7.750%	10/01/21	BB–	5,123,000
21,700	Total Diversified Telecommunication Services				21,132,647

	Electric Utilities – 0.2%

1,000	DCP Midstream Operating LP, 144A	4.750%	9/30/21	BB+	1,020,000

	Electronic Equipment, Instruments & Components – 0.8%

4,000	Anixter Inc.	5.125%	10/01/21	BB+	4,260,000

	Energy Equipment & Services – 1.8%

3,900	McDermott International Inc., 144A	8.000%	5/01/21	BB–	3,929,250
2,000	Resolute Energy Corporation	8.500%	5/01/20	B+	1,990,000
4,416	SESI, LLC	7.125%	12/15/21	BB–	4,206,240
10,316	Total Energy Equipment & Services				10,125,490

	Equity Real Estate Investment Trusts – 3.4%

3,248	CoreCivic, Inc.	4.125%	4/01/20	Ba1	3,337,320
3,604	Geo Group Inc.	5.875%	1/15/22	B+	3,748,160
2,500	Iron Mountain Inc., 144A	4.375%	6/01/21	BB–	2,593,750
5,540	iStar Inc.	6.500%	7/01/21	BB	5,803,150
3,847	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	4,031,656
18,739	Total Equity Real Estate Investment Trusts				19,514,036

	Food & Staples Retailing – 1.3%

3,750	Rite Aid Corporation	6.750%	6/15/21	B	3,851,250
3,500	Supervalu Inc.	6.750%	6/01/21	B–	3,430,000
7,250	Total Food & Staples Retailing				7,281,250

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.2%

$910	JBS USA LLC, 144A	7.250%	6/01/21	BB	$909,545

	Gas Utilities – 0.6%

3,885	Ferrellgas LP	6.750%	1/15/22	B	3,661,613

	Health Care Equipment & Supplies – 1.8%

1,550	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	1,681,440
5,030	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	5,105,450
3,000	Tenet Healthcare Corporation	8.125%	4/01/22	B–	3,187,500
9,580	Total Health Care Equipment & Supplies				9,974,390

	Health Care Providers & Services – 5.9%

1,650	Acadia Healthcare	6.125%	3/15/21	B	1,701,562
500	Community Health Systems, Inc.	7.125%	7/15/20	CCC+	486,875
7,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	7,087,500
7,000	HCA Inc.	7.500%	2/15/22	BB	8,058,750
6,509	Kindred Healthcare Inc.	6.375%	4/15/22	B–	6,411,365
4,886	Lifepoint Health Inc.	5.500%	12/01/21	Ba2	5,057,010
4,395	Select Medical Corporation	6.375%	6/01/21	B–	4,515,863
31,940	Total Health Care Providers & Services				33,318,925

	Hotels, Restaurants & Leisure – 5.6%

2,175	1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	2,253,844
6,000	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	6,555,000
5,000	MGM Resorts International Inc.	6.625%	12/15/21	BB	5,612,500
3,000	Norwegian Cruise Lines, 144A	4.750%	12/15/21	BB	3,113,970
4,000	Scientific Games Corporation	7.000%	1/01/22	Ba3	4,260,000
2,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	1,990,000
2,750	Studio City Co Ltd, 144A	7.250%	11/30/21	BB–	2,987,188
5,000	Wynn Macau Limited, 144A	5.250%	10/15/21	B1	5,125,000
29,925	Total Hotels, Restaurants & Leisure				31,897,502

	Household Durables – 6.1%

3,500	Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	3,255,000
7,725	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	8,613,375
3,510	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	3,624,075
1,250	CalAtlantic Group Inc.	6.250%	12/15/21	BB	1,400,000
3,960	KB Home	7.000%	12/15/21	B1	4,435,200
2,500	Lennar Corporation	4.750%	4/01/21	Ba1	2,650,000
1,000	Lennar Corporation	4.125%	1/15/22	Ba1	1,033,750
3,045	Meritage Homes Corporation	7.000%	4/01/22	Ba2	3,463,688
3,550	M-I Homes Inc.	6.750%	1/15/21	BB–	3,718,625
2,500	New Home Company Inc., 144A	7.250%	4/01/22	B–	2,587,500
32,540	Total Household Durables				34,781,213

	Household Products – 1.0%

5,500	HRG Group, Inc.	7.750%	1/15/22	B	5,775,000

	Independent Power & Renewable Electricity Producers – 3.7%

2,300	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	2,438,000
6,750	DPL, Inc.	7.250%	10/15/21	Ba3	7,222,500
7,250	Dynegy Inc.	6.750%	11/01/19	B+	7,476,563
706	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	688,350
4,500	Talen Energy Supply LLC	4.600%	12/15/21	B–	3,420,000
21,506	Total Independent Power & Renewable Electricity Producers				21,245,413

	Industrial Conglomerates – 1.6%

2,000	Icahn Enterprises Finance	6.250%	2/01/22	BB+	2,085,000
7,000	Icahn Enterprises Finance	5.875%	2/01/22	BB+	7,166,250
9,000	Total Industrial Conglomerates				9,251,250

NUVEEN	45

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 0.8%

$4,897	Genworth Financial Inc.	7.625%	9/24/21	Ba3	$4,725,605

	Internet & Direct Marketing Retail – 0.8%

4,230	Netflix Incorporated	5.500%	2/15/22	B+	4,593,484

	Internet Software & Services – 0.8%

4,467	Cimpress NV, 144A	7.000%	4/01/22	B1	4,623,345

	IT Services – 0.8%

4,500	Alliance Data Systems Corporation, 144A	5.875%	11/01/21	N/R	4,657,500

	Machinery – 2.2%

2,000	Airxcel Incorporated, 144A	8.500%	2/15/22	B	2,105,000
1,000	CNH Industrial Capital LLC	4.875%	4/01/21	BBB–	1,062,500
1,500	CNH Industrial Capital LLC	3.875%	10/15/21	BBB–	1,539,375
1,000	Joy Global, Inc.	5.125%	10/15/21	A	1,110,690
3,500	Navistar International Corporation	8.250%	11/01/21	B–	3,535,000
3,250	Titan International Inc.	6.875%	10/01/20	B–	3,371,875
12,250	Total Machinery				12,724,440

	Media – 10.8%

3,379	AMC Entertainment Inc.	5.875%	2/15/22	B+	3,531,055
2,500	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,784,375
5,325	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	5,418,188
6,580	Clear Channel International BV, 144A	8.750%	12/15/20	BB–	6,974,800
5,000	CSC Holdings Inc.	6.750%	11/15/21	B+	5,537,500
5,000	Dish DBS Corporation	6.750%	6/01/21	Ba3	5,550,000
4,250	Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	4,377,500
5,000	Nexstar Broadcasting Inc., 144A	6.125%	2/15/22	B+	5,231,250
6,425	Radio One Inc., 144A	7.375%	4/15/22	B	6,649,875
3,200	Regal Entertainment Group	5.750%	3/15/22	B+	3,344,000
8,000	Time Inc., 144A	5.750%	4/15/22	B	8,270,000
3,585	WMG Acquisition Group, 144A	6.750%	4/15/22	B	3,768,731
58,244	Total Media				61,437,274

	Metals & Mining – 12.7%

6,500	AK Steel Corporation	7.625%	10/01/21	B–	6,762,080
3,500	Alcoa Inc.	5.870%	2/23/22	BBB–	3,745,000
6,000	Aleris International Inc., 144A	9.500%	4/01/21	B	6,169,740
6,840	Allegheny Technologies Inc.	5.950%	1/15/21	B	6,857,100
2,500	Anglo American Capital PLC, 144A	4.125%	4/15/21	BB+	2,568,750
2,000	Anglo American PLC, 144A	3.625%	5/14/20	BB+	2,032,500
2,500	ArcelorMittal	7.000%	2/25/22	BB+	2,812,500
1,475	Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	BB–	1,607,750
3,645	Constellium N.V, 144A	7.875%	4/01/21	B+	3,900,150
4,405	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	4,509,619
2,350	First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	2,408,750
3,000	FMG Resources, 144A	9.750%	3/01/22	BBB–	3,416,250
2,000	Freeport McMoRan, Inc.	6.750%	2/01/22	BB+	2,070,000
1,665	Freeport McMoRan, Inc.	3.550%	3/01/22	BB+	1,560,405
1,500	Glencore Finance Canada, 144A	4.950%	11/15/21	BBB	1,604,250
3,200	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	3,216,000
2,500	Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	2,628,500
3,843	Teck Resources Limited	4.750%	1/15/22	BB	3,977,505
7,935	United States Steel Corporation, 144A	8.375%	7/01/21	BB+	8,728,500
1,300	Vale Overseas Limited	4.375%	1/11/22	BBB	1,323,140
68,658	Total Metals & Mining				71,898,489

	Mortgage Real Estate Investment Trusts – 0.7%

4,000	Starwood Property Trust, 144A	5.000%	12/15/21	BB–	4,160,000

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multiline Retail – 1.4%

$7,868	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	$7,740,145

	Oil, Gas & Consumable Fuels – 11.4%

4,000	Antero Resources Corporation	5.375%	11/01/21	BB	4,040,000
1,210	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	1,210,000
2,434	Calumet Specialty Products, 144A	11.500%	1/15/21	B+	2,811,270
5,100	CONSOL Energy Inc.	5.875%	4/15/22	B+	5,010,750
668	Denbury Resources Inc., 144A	9.000%	5/15/21	B	636,270
1,250	GasLog Limited	8.875%	3/22/22	N/R	1,315,625
4,800	Genesis Energy LP	5.750%	2/15/21	B+	4,788,000
2,910	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,939,100
2,300	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	B+	2,282,750
3,000	NuStar Logistics LP	4.750%	2/01/22	BB+	3,030,000
2,979	Oasis Petroleum Inc.	6.875%	3/15/22	B+	2,889,630
3,250	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	Ba3	3,225,625
2,000	Petrobras Global Finance BV	8.375%	5/23/21	BB	2,238,760
750	Petrobras Global Finance BV	6.125%	1/17/22	BB	774,375
3,000	Petrobras International Finance Company	5.375%	1/27/21	BB	3,050,100
869	Rain CII Carbon LLC / CII Carbon Corporation, 144A	8.250%	1/15/21	B+	905,933
1,450	Range Resources Corporation, 144A	5.750%	6/01/21	BB+	1,479,000
2,059	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	2,331,327
4,000	Southwestern Energy Company	4.100%	3/15/22	BB	3,727,500
2,500	Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB–	2,612,500
570	Teekay Corporation	8.500%	1/15/20	B+	519,412
2,500	Ultra Resources, Inc., 144A	6.875%	4/15/22	BB	2,481,250
2,750	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	2,585,000
500	Williams Partners LP	3.600%	3/15/22	BBB	510,775
4,000	WPX Energy Inc.	6.000%	1/15/22	B+	3,960,000
3,000	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	3,337,020
63,849	Total Oil, Gas & Consumable Fuels				64,691,972

	Pharmaceuticals – 1.9%

5,500	Endo Finance LLC, 144A	5.750%	1/15/22	B–	4,948,900
3,801	Valeant Pharmaceuticals International, 144A	5.625%	12/01/21	B–	3,430,402
2,500	Valeant Pharmaceuticals International, 144A	6.500%	3/15/22	BB–	2,621,875
11,801	Total Pharmaceuticals				11,001,177

	Professional Services – 0.5%

3,000	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	3,112,500

	Real Estate Management & Development – 3.2%

4,750	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	4,987,500
5,200	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	5,486,000
7,515	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	7,665,300
17,465	Total Real Estate Management & Development				18,138,800

	Road & Rail – 0.8%

4,500	The Hertz Corporation	7.375%	1/15/21	B–	4,342,500

	Semiconductors & Semiconductor Equipment – 0.4%

2,000	Micron Technology, Inc.	5.875%	2/15/22	BB	2,092,500

	Software – 0.7%

4,000	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	4,015,000

	Specialty Retail – 2.0%

7,000	GameStop Corporation, 144A	6.750%	3/15/21	Ba1	7,273,000
3,500	Gap, Inc.	5.950%	4/12/21	Baa2	3,793,577
10,500	Total Specialty Retail				11,066,577

NUVEEN	47

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Technology Hardware, Storage & Peripherals – 1.5%

$6,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	$6,285,000

2,100	NCR Corporation	5.875%	12/15/21	BB	2,184,000
8,100	Total Technology Hardware, Storage & Peripherals				8,469,000

	Thrifts & Mortgage Finance – 0.3%

1,500	Radian Group Inc.	7.000%	3/15/21	BB	1,678,125

	Tobacco – 0.2%

1,000	Alliance One International Inc., 144A	8.500%	4/15/21	B1	1,042,500

	Trading Companies & Distributors – 1.5%

3,328	Aircastle Limited	5.500%	2/15/22	BB+	3,627,520
4,750	Avation Capital SA, 144A	7.500%	5/27/20	B+	4,773,750
8,078	Total Trading Companies & Distributors				8,401,270

	Transportation Infrastructure – 0.5%

3,000	Navigator Holdings Limited	7.750%	2/10/21	N/R	2,985,000

	Wireless Telecommunication Services – 6.7%

4,000	Altice Financing SA, 144A	6.500%	1/15/22	BB–	4,180,000
4,700	Digicel Limited, 144A	6.000%	4/15/21	B1	4,506,125
6,675	Hughes Satellite Systems Corporation	7.625%	6/15/21	BB–	7,584,469
3,750	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	3,900,000
3,500	Softbank Corporation, 144A	4.500%	4/15/20	BB+	3,638,565
4,875	Sprint Corporation	7.250%	9/15/21	B+	5,417,344
2,440	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,465,620
6,040	Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	6,281,600
35,980	Total Wireless Telecommunication Services				37,973,723
$709,414	Total Corporate Bonds (cost $720,093,406)				733,321,815

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.7% (0.6% of Total Investments)

	Independent Power & Renewable Electricity Producers – 0.7%

$4,000	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	$4,012,500
$4,000	Total Convertible Bonds (cost $3,909,747)				4,012,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.6% (0.4% of Total Investments)

	Argentina – 0.6%

$3,000	Republic of Argentina	6.875%	4/22/21	B	$3,214,500
$3,000	Total Sovereign Debt (cost $3,239,192)				3,214,500
	Total Long-Term Investments (cost $727,242,345)				740,548,815
	Borrowings – (33.4)% (3), (4)				(190,000,000)
	Other Assets Less Liabilities – 3.0%				17,208,390
	Net Assets – 100%				$567,757,205

48	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 25.7%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	49

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

	JHY	JHD	JHA	JHB
Assets
Long-term investments, at value (cost $181,069,147, $354,478,298, $370,087,554 and $727,242,345, respectively)	$182,901,192	$362,873,958	$376,464,528	$740,548,815
Short-term investments, at value (cost approximates value)	3,036,637	418,204	6,460,176	—
Cash	200,594	—	—	4,958,695
Receivable for:
Interest	3,151,754	4,648,146	5,058,094	11,959,931
Investments sold	1,940,085	2,647,061	2,885,364	4,817,651
Shares sold	103,652	—	—	—
Deferred offering costs	165,132	—	—	—
Other assets	5,026	8,169	12,696	16,463
Total assets	191,504,072	370,595,538	390,880,858	762,301,555
Liabilities
Borrowings	44,000,000	90,000,000	92,000,000	190,000,000
Payable for:
Dividends	690,913	1,328,132	1,151,559	2,725,023
Investments purchased	—	148,776	—	1,031,250
Accrued expenses:
Interest on borrowings	2,071	83,938	74,009	260,271
Management fees	103,168	200,376	211,579	409,132
Trustees fees	2,210	6,115	9,069	11,775
Other	52,757	73,612	77,774	106,899
Total liabilities	44,851,119	91,840,949	93,523,990	194,544,350
Net assets	$146,652,953	$278,754,589	$297,356,868	$567,757,205
Shares outstanding	14,769,631	27,064,130	29,344,966	55,871,646
Net asset value (“NAV”) per share outstanding	$9.93	$10.30	$10.13	$10.16
Net assets consist of:
Shares, $.01 par value per share	$147,696	$270,641	$293,450	$558,716
Paid-in surplus	145,077,888	265,959,733	288,380,850	548,971,648
Undistributed (Over-distribution of) net investment income	743,141	2,978,676	2,168,152	2,404,265
Accumulated net realized gain (loss)	(1,147,817)	1,149,879	137,442	2,516,106
Net unrealized appreciation (depreciation)	1,832,045	8,395,660	6,376,974	13,306,470
Net assets	$146,652,953	$278,754,589	$297,356,868	$567,757,205
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

50	NUVEEN

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

	JHY	JHD	JHA	JHB
Investment Income	$5,697,977	$10,375,459	$9,714,888	$22,438,166
Expenses
Management fees	602,066	1,205,984	1,276,598	2,453,679
Interest expense on borrowings	342,288	741,227	716,555	1,624,127
Custodian fees	23,953	33,372	31,778	43,491
Trustees fees	2,751	6,537	5,969	11,967
Professional fees	22,594	20,689	23,770	76,314
Shareholder reporting expenses	14,841	16,071	27,431	20,006
Shareholder servicing agent fees	103	89	88	96
Stock exchange listing fees	6,003	3,844	4,183	7,906
Investor relations expenses	9,188	20,931	17,830	28,411
Other	16,729	8,276	20,088	8,210
Total expenses	1,040,516	2,057,020	2,124,290	4,274,207
Net investment income (loss)	4,657,461	8,318,439	7,590,598	18,163,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,488,011	1,066,015	424,298	2,510,793
Change in net unrealized appreciation (depreciation) of investments and foreign currency	860,817	2,772,541	1,336,451	9,760,863
Net realized and unrealized gain (loss)	2,348,828	3,838,556	1,760,749	12,271,656
Net increase (decrease) in net assets from operations	$7,006,289	$12,156,995	$9,351,347	$30,435,615

See accompanying notes to financial statements.

NUVEEN	51

Statement of Changes in Net Assets	(Unaudited)

	JHY		JHD		JHA		JHB
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16*	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	Year Ended 12/31/16**
Operations
Net investment income (loss)	$4,657,461	$9,963,956	$8,318,439	$10,093,885	$7,590,598	$17,542,950	$18,163,959	$9,067,538
Net realized gain (loss) from investments and foreign currency	1,488,011	(729,271)	1,066,015	961,623	424,298	1,228,389	2,510,793	288,517
Change in net unrealized appreciation (depreciation) of investments and foreign currency	860,817	13,893,773	2,772,541	5,623,119	1,336,451	12,427,241	9,760,863	3,545,607
Net increase (decrease) in net assets from operations	7,006,289	23,128,458	12,156,995	16,678,627	9,351,347	31,198,580	30,435,615	12,901,662
Distributions to Shareholders
From net investment income	(4,601,082)	(9,277,194)	(8,199,614)	(7,234,034)	(7,936,033)	(16,162,671)	(16,760,240)	(8,066,992)
From accumulated net realized gains	—	—	—	(963,265)	—	(1,603,806)	—	(310,956)
Decrease in net assets from distributions to shareholders	(4,601,082)	(9,277,194)	(8,199,614)	(8,197,299)	(7,936,033)	(17,766,477)	(16,760,240)	(8,377,948)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	266,073,600	—	—	—	549,262,636
Proceeds from shelf offering, net of offering costs	10,547,117	—	—	—	—	—	—	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	179,207	303,481	41,646	100,062	155,272	195,017	170,209	24,998
Net increase (decrease) in net assets from capital share transactions	10,726,324	303,481	41,646	266,173,662	155,272	195,017	170,209	549,287,634
Net increase (decrease) in net assets	13,131,531	14,154,745	3,999,027	274,654,990	1,570,586	13,627,120	13,845,584	553,811,348
Net assets at the beginning of period	133,521,422	119,366,677	274,755,562	100,572	295,786,282	282,159,162	553,911,621	100,273
Net assets at the end of period	$146,652,953	$133,521,422	$278,754,589	$274,755,562	$297,356,868	$295,786,282	$567,757,205	$553,911,621
Undistributed (Over-distribution of) net investment income at the end of period	$743,141	$686,762	$2,978,676	$2,859,851	$2,168,152	$2,513,587	$2,404,265	$1,000,546
*	For the period May 10, 2016 (commencement of operations) through December 31, 2016.
**	For the period August 23, 2016 (commencement of operations) through December 31, 2016.

See accompanying notes to financial statements.

52	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

	JHY	JHD	JHA	JHB
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$7,006,289	$12,156,995	$9,351,347	$30,435,615
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(96,244,004)	(87,736,079)	(91,808,730)	(140,840,510)
Proceeds from sales and maturities of investments	86,894,099	87,625,582	95,729,905	137,864,832
Proceeds from (Payments for) short-term investments, net	(1,169,501)	481,552	(6,460,176)	—
Taxes paid	(19,499)	(85,506)	(44,135)	(27,752)
Amortization (Accretion) of premiums and discounts, net	182,742	380,480	1,409,579	1,298,913
(Increase) Decrease in:
Receivable for interest	(238,735)	240,176	805,126	(313,150)
Receivable for investments sold	(395,085)	(2,647,061)	(2,885,364)	(4,817,651)
Other assets	(3,826)	33,068	(7,367)	(15,542)
Increase (Decrease) in:
Payable for investments purchased	—	148,776	—	1,031,250
Accured interest on borrowings	(1,309)	76,838	6,542	225,356
Accrued management fees	4,022	(3,634)	(5,599)	(3,514)
Accrued Trustees fees	1,208	4,134	3,407	6,613
Accrued other expenses	(14,350)	(6,929)	(3,734)	(46,348)
Net realized (gain) loss from investments and foreign currency	(1,488,011)	(1,066,015)	(424,298)	(2,510,793)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(860,817)	(2,772,541)	(1,336,451)	(9,760,863)
Net cash provided by (used in) operating activities	(6,346,777)	6,829,836	4,330,052	12,526,456
Cash Flows from Financing Activities:
Cash distribution paid to shareholders	(3,730,962)	(6,829,836)	(6,629,202)	(13,865,008)
(Payments for) deferred offering costs	(165,132)	—	—	—
Proceeds from shelf offering, net of offering costs	10,443,465	—	—	—
Net cash provided by (used in) financing activities	6,547,371	(6,829,836)	(6,629,202)	(13,865,008)
Net Increase (Decrease) in Cash	200,594	—	(2,299,150)	(1,338,552)
Cash at the beginning of period	—	—	2,299,150	6,297,247
Cash at the end of period	$200,594	$—	$—	$4,958,695

Supplemental Disclosure of Cash Flow Information	JHY	JHD	JHA	JHB
Cash paid for interest on borrowings (excluding borrowing costs)	$343,597	$624,936	$710,013	$1,398,771
Non-cash financing activities not included herein consists of reinvestments of share distributions	179,207	41,646	155,272	170,209

See accompanying notes to financial statements.

NUVEEN	53

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price

JHY
Year Ended 12/31:
2017(i)	$9.75	$0.33	$0.16	$0.49	$(0.33)	$—	$—	$(0.33)	$— *	$0.02	$9.93	$10.09
2016	8.73	0.73	0.97	1.70	(0.68)	—	—	(0.68)	—	—	9.75	10.21
2015(b)	9.85	0.28	(1.09)	(0.81)	(0.28)	—	(0.01)	(0.29)	(0.02)	—	8.73	9.95

JHD
Year Ended 12/31:
2017(i)	10.15	0.31	0.14	0.45	(0.30)	—	—	(0.30)	—	—	10.30	10.22
2016(c)	9.86	0.38	0.23	0.61	(0.27)	(0.03)	—	(0.30)	(0.02)	—	10.15	10.10

JHA
Year Ended 12/31:
2017(i)	10.08	0.26	0.06	0.32	(0.27)	—	—	(0.27)	—	—	10.13	10.06
2016	9.63	0.60	0.46	1.06	(0.55)	(0.06)	—	(0.61)	—	—	10.08	10.06
2015(d)	9.86	0.04	(0.25)	(0.21)	—	—	—	—	(0.02)	—	9.63	10.08

JHB
Year Ended 12/31:
2017(i)	9.92	0.33	0.21	0.54	(0.30)	—	—	(0.30)	—	—	10.16	10.11
2016(e)	9.85	0.17	0.06	0.23	(0.14)	(0.01)	—	(0.15)	(0.01)	—	9.92	9.88

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JHY
Year Ended 12/31:
2017(i)	$44,000	$4,333
2016	44,000	4,035
2015(b)	44,000	3,713

JHD
Year Ended 12/31:
2017(i)	90,000	4,097
2016(c)	90,000	4,053

JHA
Year Ended 12/31:
2017(i)	92,000	4,232
2016	92,000	4,215
2015(d)	25,000	12,286

JHB
Year Ended 12/31:
2017(i)	190,000	3,988
2016(e)	190,000	3,915

54	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(g)
Based on NAV(f)	Based on Share Price(f)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(h)

5.24%	2.11%	$146,653	1.50	%**	6.73	%**	51%
20.15	9.94	133,521	1.50		7.91		53
(8.60)	2.42	119,367	1.34	**	6.97	**	11

4.50	4.22	278,755	1.49	**	6.04	**	25
6.07	4.06	274,756	1.31	**	5.87	**	15

3.21	2.70	297,357	1.44	**	5.15	**	25
11.25	6.07	295,786	1.33		6.05		34
(2.33)	0.80	282,159	0.89	**	3.15	**	0

5.49	5.41	567,757	1.53	**	6.51	**	19
2.26	0.32	553,912	1.17	**	4.79	**	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period May 10, 2016 (commencement of operations) through December 31, 2016.
(d)	For the period November 12, 2015 (commencement of operations) through December 31, 2015.
(e)	For the period August 23, 2016 (commencement of operations) through December 31, 2016.
(f)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(g) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
JHY
Year Ended 12/31:
2017(i)	0.49	%**
2016	0.43
2015(b)	0.27	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHD
Year Ended 12/31:
2017(i)	0.54	%**
2016(c)	0.36	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHA
Year Ended 12/31:
2017(i)	0.49	%**
2016	0.38
2015(d)	0.03	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHB
Year Ended 12/31:
2017(i)	0.58	%**
2016(e)	0.25	**

(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(i)	For the six months ended June 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	55

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY)

•	Nuveen High Income December 2019 Target Term Fund (JHD)

•	Nuveen High Income December 2018 Target Term Fund (JHA)

•	Nuveen High Income November 2021 Target Term Fund (JHB)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. JHY, JHD, JHA and JHB were each organized as a Massachusetts business trust on April 13, 2015, February 10, 2016, July 13, 2015 and July 13, 2015, respectively.

The end of the reporting period for the Funds is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

JHY seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per share on or about November 1, 2020 (the “Termination Date”). JHD seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2019 (the “Termination Date”). JHA seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2018 (the “Termination Date”). JHB seeks to provide a high level of current income and return the original $9.85 NAV per share on or about November 1, 2021. Under normal market conditions:

•	The Funds invest in at least 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in corporate debt securities.

•	The Funds will invest at least 80% of their managed assets in securities that, at the time of investment, are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Funds will invest no more than 15% of the Funds’ managed asset in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•	The Funds may invest up to 30% of their managed assets in securities of non-U.S. issuers, including up to 20% in emerging market issuers.

•	The Funds may invest up to 10% of their managed assets in non-U.S. dollar denominated securities.

Each Fund also may invest in certain derivative instruments in pursuit of their investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and currency swaps), options on swaps and other derivative instruments. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of each Fund’s investments or as a substitute for a position in the underlying asset.

56	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	57

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

58	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JHY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$177,583,987	$—	$177,583,987
Convertible Bonds	—	3,453,438	—	3,453,438
Sovereign Debt	—	1,863,767	—	1,863,767

Short-Term Investments:
Repurchase Agreements	—	3,036,637	—	3,036,637
Total	$—	$185,937,829	$—	$185,937,829
JHD
Long-Term Investments*:
Corporate Bonds	$—	$350,447,141	$—	$350,447,141
Convertible Bonds	—	7,478,438	—	7,478,438
Sovereign Debt	—	4,948,379	—	4,948,379

Short-Term Investments:
Repurchase Agreements	—	418,204	—	418,204
Total	$—	$363,292,162	$—	$363,292,162
JHA
Long-Term Investments*:
Corporate Bonds	$—	$348,965,507	$—	$348,965,507
Convertible Bonds	—	18,526,844	—	18,526,844
Sovereign Debt	—	8,972,177	—	8,972,177

Short-Term Investments:
Repurchase Agreements	—	6,460,176	—	6,460,176
Total	$—	$382,924,704	$—	$382,924,704
JHB
Long-Term Investments*:
Corporate Bonds	$—	$733,321,815	$—	$733,321,815
Convertible Bonds	—	4,012,500	—	4,012,500
Sovereign Debt	—	3,214,500	—	3,214,500
Total	$—	$740,548,815	$—	$740,548,815
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	59

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JHY	Value	% of Total Investments
Country:
Canada	$14,045,530	7.6%
Japan	4,798,975	2.6
Bermuda	4,312,765	2.3
United Kingdom	4,263,700	2.3
Luxembourg	3,635,375	2.0
Brazil	3,100,141	1.7
Argentina	2,858,633	1.5
Hong Kong	2,637,500	1.4
Netherlands	2,120,000	1.1
Other	6,730,745	3.6
Total non-U.S. securities	$48,503,364	26.1%
JHD
Country:
Canada	$16,634,291	4.6%
United Kingdom	14,017,369	3.9
Luxembourg	13,610,143	3.7
Brazil	11,918,300	3.3
Japan	6,751,751	1.9
Germany	4,721,738	1.3
Hong Kong	4,220,000	1.2
Ireland	4,176,859	1.1
Australia	4,025,813	1.1
Other	16,298,475	4.4
Total non-U.S. securities	$96,374,739	26.5%
JHA
Country:
Canada	$17,184,511	4.5%
United Kingdom	10,009,842	2.6
Brazil	9,914,400	2.6
Japan	7,597,170	2.0
Luxembourg	7,554,650	2.0
Ireland	7,385,916	1.9
India	6,621,875	1.7
Netherlands	5,075,000	1.3
Germany	4,607,303	1.2
Other	12,443,352	3.3
Total non-U.S. securities	$88,394,019	23.1%

60	NUVEEN

JHB	Value	% of Total Investments
Country:
Canada	$39,039,293	5.3%
Luxembourg	37,157,533	5.0
United Kingdom	21,979,438	3.0
Netherlands	11,438,495	1.5
Japan	10,166,599	1.4
Australia	8,582,813	1.2
Brazil	8,295,920	1.1
Mexico	7,191,250	1.0
Ireland	6,790,656	0.9
Other	36,538,858	4.9
Total non-U.S. securities	$187,180,855	25.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JHY	Fixed Income Clearing Corporation	$3,036,637	$(3,036,637)	$—
JHD	Fixed Income Clearing Corporation	418,204	(418,204)	—
JHA	Fixed Income Clearing Corporation	6,460,176	(6,460,176)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value

NUVEEN	61

Notes to Financial Statements (Unaudited) (continued)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Programs and Offering Costs

JHY has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

JHY
Six Months Ended 6/30/17*
Additional authorized shares	3,400,000
Shares sold	1,054,058
Offering proceeds, net of offering costs	$10,547,117
*	Represents additional authorized shares for the period February 2, 2017 (effective date) through June 30, 2017.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

62	NUVEEN

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal periods were as follows:

	JHY*		JHD**
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	For the Period 5/10/16 (commencement of operations) through 12/31/16
Shares:
Sold	—	—	—	27,040,000
Sold through shelf offering	1,054,058	—	—	—
Issued to shareholders due to reinvestment of distributions	18,105	31,152	4,047	9,883
Total	1,072,163	31,152	4,047	27,049,883
Weighted average share:
Premium to NAV per shelf offering share sold	2.55%	—%	—%	—%

	JHA**		JHB*
	Six Months Ended 6/30/17	Year Ended 12/31/16	Six Months Ended 6/30/17	For the Period 8/23/16 (commencement of operations) through 12/31/16
Shares:
Sold	—	—	—	55,841,892
Issued to shareholders due to reinvestment of distributions	15,318	19,448	17,009	2,565
Total	15,318	19,448	17,009	55,844,457
*	Prior to the commencement of operations, the Adviser purchased 10,180 shares, which are still held as of the end of the reporting period.
**	Prior to the commencement of operations, the Adviser purchased 10,200 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JHY	JHD	JHA	JHB
Purchases	$96,244,004	$87,736,079	$91,808,730	$140,840,510
Sales and maturities	86,894,099	87,625,582	95,729,905	137,864,832

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	JHY	JHD	JHA	JHB
Cost of investments	$184,105,784	$354,898,144	$376,878,721	$727,264,784
Gross unrealized:
Appreciation	$3,196,717	$8,907,716	$6,592,882	$16,530,759
Depreciation	(1,364,672)	(513,698)	(546,899)	(3,246,728)
Net unrealized appreciation (depreciation) of investments	$1,832,045	$8,394,018	$6,045,983	$13,284,031

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ last tax year end, as follows:

	JHY	JHD	JHA	JHB
Paid-in surplus	$—	$—	$(44,426)	$—
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	—	—	44,426	—

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ last tax year end, were as follows:

	JHY	JHD	JHA	JHB
Undistributed net ordinary income	$686,762	$2,860,662	$2,516,992	$1,001,467
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	JHY	JHD[2]	JHA	JHB[3]
Distributions from net ordinary income[1]	$9,277,194	$8,197,299	$17,380,339	$8,377,948
Distributions from net long-term capital gains	—	—	386,138	—
Return of capital	—	—	—	—

[1]      Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

[2]      For the period May 10, 2016 (commencement of operations) through December 31, 2016.

[3]      For the period August 23, 2016 (commencement of operations) through December 31, 2016.

As of December 31, 2016, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

JHY
Capital losses to be carried forward – not subject to expiration	$2,655,327

7. Management Fees

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

64	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for each Fund was 0.1606%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JHY	JHD	JHA	JHB
Maximum commitment amount	$46,500,000	$90,000,000	$95,000,000	$190,000,000

JHY renewed its borrowing in August 2017 (subsequent to the end of the reporting period) through August 2018 while JHD renewed its borrowing in June 2017 through June 2018. All other terms remained unchanged for each Fund.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JHY	JHD	JHA	JHB
Outstanding balance on Borrowings	$44,000,000	$90,000,000	$92,000,000	$190,000,000

Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed. JHY, JHD and JHA are each charged a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. JHB is charged a 0.25% per annum commitment fee on the undrawn portion of the Borrowings on any day that more than 10% of the maximum commitment amount is undrawn. JHD and JHB also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JHY	JHD	JHA	JHB
Average daily balance outstanding	$44,000,000	$90,000,000	$92,000,000	$190,000,000
Average annual interest rate	1.57%	1.58%	1.57%	1.73%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and commitment fees are recognized as components of “Interest expense on borrowings” on the Statement of Operations.

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, JHA decreased the outstanding balance on its Borrowings to $51,500,000.

66	NUVEEN

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young**

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

JHY, JHD and JHA intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JHY	JHD	JHA
Shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	67

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Corporate High Yield Bond Index: The index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg Barclays emerging market country definition, are excluded. The U.S. Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indexes. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

68	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	69

Annual Investment

Management Agreement Approval Process

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected

70	NUVEEN

the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

NUVEEN	71

Annual Investment Management Agreement Approval Process (continued)

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter and one-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for Nuveen High Income December 2019 Target Term Fund (the “2019 Fund”) and Nuveen High Income November 2021 Target Term Fund (the “2021 Fund”), which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

72	NUVEEN

For Nuveen High Income 2020 Target Term Fund, the Board noted that the Fund ranked in the third quartile in its Performance Peer Group in the one-year period and outperformed its benchmark during this period. Although the Board recognized that the Fund was new with too limited of a performance history available to make a meaningful assessment of performance, the Board was satisfied with the Fund’s progress.

For the 2019 Fund, the Board recognized that the Fund was new with too limited of a performance history available to make a meaningful assessment of performance.

For Nuveen High Income December 2018 Target Term Fund, the Board noted that the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period and underperformed its benchmark during this period. The Board recognized that the Fund was relatively new with only a one-year performance history available, limiting the ability for a meaningful assessment of performance. Nevertheless, the Board recognized the Adviser’s explanation that, as a target term fund, the Fund’s performance should be viewed through a different lens given the Fund’s mandate that focuses on return of net asset value. In this regard, the Fund had continued to distribute regular dividend payments to investors, had not held a defaulted security since its inception to the time of review and was on schedule to return net asset value back to investors at the end of the Fund’s term. The Independent Board Members were satisfied with the Adviser’s explanation of the performance of this Fund.

For the 2021 Fund, the Board recognized that the Fund was new with too limited of a performance history available to make a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such

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Annual Investment Management Agreement Approval Process (continued)

as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used,

74	NUVEEN

and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that

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Annual Investment Management Agreement Approval Process (continued)

execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

76	NUVEEN

Notes

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Notes

78	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-N-0617D        243991-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen High Income December 2018 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017